                   CONTINGENT COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                             AMERIGON INCORPORATED

WARRANT TO PURCHASE COMMON STOCK

          This certifies that, for value received, __________________ (the "Holder") is entitled to subscribe for and purchase up to 9225 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Class A Common Stock of Amerigon Incorporated, a California corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

          As used herein, the term "Class A Common Stock" shall mean the Company's presently authorized Class A Common Stock, no par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

     1.   Term of Warrant; Contingent Exercise.
          -------------------------------------

          (a)  Term.  Subject to Section 1(b) hereof, the purchase right
               ----
represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on [Closing Date] and ending ninety days after the latest of the end of the terms of the warrants as respectively set forth in
Section 1(a) of the Common Stock Purchase Warrant dated December 21, 1998 from the Company to Spencer Trask Securities, Inc., Section 1(a) of the Common Stock Purchase Warrant dated December 21, 1998 from the Company to Adam K. Stern and
Section 1(a) of the Common Stock Purchase Warrant dated December 21, 1998 from the Company to Roger K. Baumberger and Section 1(a) of the Common Stock Purchase Warrant dated March 24, 1999 from the Company to Matthew Schilowitz (the "Trask Warrants").

          (b)  Contingent Exercise.  The number of shares that may be purchased
               -------------------
pursuant to the exercise of this Warrant is limited to a number of shares equal to 36.9% multiplied by the number of shares purchased pursuant to the exercise of the Trask Warrants after the date hereof. To the extent that this would result in the right to purchase a fractional number of shares, the number of shares permitted to be purchased will be rounded down to the lowest whole share;

provided, however, that the number of shares with respect to which this Warrant
--------
shall not then have been exercised will appropriately reflect such adjustment.

     2.   Warrant Price.
          --------------

          The Warrant Price is $5.30 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

     3.   Method of Exercise or Conversion; Payment; Issuance of New Warrant.
          -------------------------------------------------------------------

          (a)  Exercise.  Subject to Section 1 hereof, the  purchase right
               --------
represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by
          ---------
the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 business days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 business day period.

          (b)  Conversion.  Subject to Section 1 hereof, the Holder may convert
               ----------
this Warrant (the "Conversion Right"), in whole or in part, into the number of shares (less the number of shares which have been previously exercised or as to which the Conversion Right has been previously exercised) calculated pursuant to the following formula by surrendering this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the
                        ---------
Company specifying the number of shares the rights to purchase which the Holder desires to convert:

                                   Y (A - B)
                                   ---------
                           X =     A

     where:    X =  the number of shares of Class A Common Stock to be
                    issued to the Holder;

               Y = the number of shares of Class A Common Stock subject to this Warrant for which the Conversion Right is being exercised;

               A = the Market Price of the Common Stock (as defined below) as of the trading day immediately preceding the date of exercise of this Warrant; and

               B =  the Warrant Price

          For purposes hereof, the "Market Price of the Common Stock" shall be the closing price per share of the Class A Common Stock of the Company on the principal national securities exchange on which the Class A Common Stock of the Company is then listed or admitted to trading or, if not then listed or traded on any such exchange, on the NASDAQ National Market System, or if then not listed or traded on such system, the closing bid price per share on NASDAQ or other over-the-counter trading market. If at any time such quotations are not available, the market price of a share of Class A Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Class A Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the market price of a share of Class A Common Stock shall be deemed to be the value received by the holders of the Company's Class A Common Stock for each share of Class A Common Stock pursuant to the Company's acquisition.

          The Company agrees that the shares so converted shall be deemed issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. In the event of any conversion of this Warrant, certificates for the shares of stock so converted shall be delivered to the holder hereof within 15 business days thereafter and, unless this Warrant has been fully converted or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been converted, shall also be issued to the holder hereof within such 15-day period.

     4.   Stock Fully Paid; Reservation of Shares.
          ----------------------------------------

          All Class A Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Class A Common Stock to provide for the exercise of the rights represented by this Warrant.

     5.   Adjustment of Purchase Price and Number of Shares.
          --------------------------------------------------

          The exercise price and number of shares purchasable on exercise of this Warrant shall adjust identically with any adjustments made pursuant to the Trask Warrants and the provisions of Section 5 of the Trask Warrants and the definitions of the different terms therein are hereby incorporated by reference.

     6.   Notice of Adjustments.
          ----------------------

          Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

     7.   Fractional Shares.
          ------------------

          No fractional shares of Class A Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

     8.   Compliance with Securities Act.
          -------------------------------

          The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Class A Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Class A Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Class A Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

     9.   Notice of Exercise of Class A Warrants.
          ---------------------------------------

          Whenever any Trask Warrants shall be exercised, within 30 days after such exercise the Company shall notify the Holder (by first class mail, postage prepaid) at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

     10.  Miscellaneous.
          --------------

          (a)  No Rights as Shareholder.  The Holder of this Warrant shall not
               -------------------------
be entitled to vote or receive dividends or be deemed the Holder of Class A Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          (b)  Replacement.  On receipt of evidence reasonably satisfactory to
               ------------
the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (c)  Notice.  Any notice given to either party under this Warrant
               -------
shall be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

          (d)  Governing Law.  This Warrant shall be governed and construed
               --------------
under the laws of the State of California.


                 [Remainder of page intentionally left blank]

This Warrant is executed as of this ____ day of ___________, 1999.

                              AMERIGON INCORPORATED


                              By:___________________________________

                              Name:_________________________________

                              Title:_______________________________

     EXHIBIT 1
     ---------

                              NOTICE OF EXERCISE
                              ------------------



TO:  AMERIGON INCORPORATED

     1.   Check Box that Applies:

          The undersigned hereby elects to purchase __________ shares of Class A Common Stock of AMERIGON INCORPORATED pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

          The undersigned hereby elects to convert the attached warrant into ________ shares of Class A Common Stock of AMERIGON INCORPORATED pursuant to the terms of the attached Warrant.

          2. Please issue a certificate or certificates representing said shares of Class A Common Stock in the name of the undersigned or in such other name as is specified below:

               __________________________________
                             (Name)
               __________________________________

               __________________________________
                              (Address)

          3. The undersigned represents that the aforesaid shares of Class A Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                   __________________________
                                   Signature

                   CONTINGENT COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                             AMERIGON INCORPORATED

WARRANT TO PURCHASE COMMON STOCK

          This certifies that, for value received, __________________ (the "Holder") is entitled to subscribe for and purchase up to 558,659 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Class A Common Stock of Amerigon Incorporated, a California corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to
Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

          As used herein, the term "Class A Common Stock" shall mean the Company's presently authorized Class A Common Stock, no par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

     1.   Term of Warrant; Contingent Exercise.
          -------------------------------------

          (a)  Term.  Subject to Section 1(b) hereof, the purchase right
               ----
represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on [Closing Date] and ending ninety days after the Warrant Expiration Date as such term is defined in the Warrant Agreement dated February 12, 1997, by and among the Company, U.S. Stock Transfer Corporation, as Warrant Agent, and D.H. Blair Investment Banking Corp. (the "1997 Warrant Agreement").

          (b)  Contingent Exercise.  The number of shares that may be purchased
               -------------------
pursuant to the exercise of this Warrant is limited to a number of shares equal to 36.9% multiplied by the number of shares purchased pursuant to the exercise of Class A Warrants of the Company after the date hereof. To the extent that this would result in the right to purchase a fractional number of shares, the number of shares permitted to be purchased will be rounded down to the lowest whole share; provided, however, that the number of shares with respect to which
             --------
this Warrant shall not then have been exercised will appropriately reflect such adjustment.

     2.   Warrant Price.
          --------------

          The Warrant Price is $25.00 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

     3.   Method of Exercise or Conversion; Payment; Issuance of New Warrant.
          -------------------------------------------------------------------

          (a)  Exercise.  Subject to Section 1 hereof, the  purchase right
               --------
represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by
          ---------
the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 business days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 business day period.

          (b)  Conversion.  Subject to Section 1 hereof, the Holder may convert
               ----------
this Warrant (the "Conversion Right"), in whole or in part, into the number of shares (less the number of shares which have been previously exercised or as to which the Conversion Right has been previously exercised) calculated pursuant to the following formula by surrendering this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the
                        ---------
Company specifying the number of shares the rights to purchase which the Holder desires to convert:

                                   Y (A - B)
                                   ---------
                           X =     A

     where:    X =  the number of shares of Class A Common Stock to be
                    issued to the Holder;

               Y = the number of shares of Class A Common Stock subject to this Warrant for which the Conversion Right is being exercised;

               A = the Market Price of the Common Stock (as defined below) as of the trading day immediately preceding the date of exercise of this Warrant; and

               B =  the Warrant Price

          For purposes hereof, the "Market Price of the Common Stock" shall be the closing price per share of the Class A Common Stock of the Company on the principal national securities exchange on which the Class A Common Stock of the Company is then listed or admitted to trading or, if not then listed or traded on any such exchange, on the NASDAQ National Market System, or if then not listed or traded on such system, the closing bid price per share on NASDAQ or other over-the-counter trading market. If at any time such quotations are not available, the market price of a share of Class A Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Class A Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the market price of a share of Class A Common Stock shall be deemed to be the value received by the holders of the Company's Class A Common Stock for each share of Class A Common Stock pursuant to the Company's acquisition.

          The Company agrees that the shares so converted shall be deemed issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. In the event of any conversion of this Warrant, certificates for the shares of stock so converted shall be delivered to the holder hereof within 15 business days thereafter and, unless this Warrant has been fully converted or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been converted, shall also be issued to the holder hereof within such 15-day period.

     4.   Stock Fully Paid; Reservation of Shares.
          ----------------------------------------

          All Class A Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Class A Common Stock to provide for the exercise of the rights represented by this Warrant.

     5.   Adjustment of Purchase Price and Number of Shares.
          --------------------------------------------------

          The exercise price and number of shares purchasable on exercise of this Warrant shall adjust identically with any adjustments made pursuant to the 1997 Warrant Agreement and the provisions of Section 9 of the 1997 Warrant Agreement and the definitions of the different terms therein are hereby incorporated by reference.

     6.   Notice of Adjustments.
          ----------------------

          Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

     7.   Fractional Shares.
          ------------------

          No fractional shares of Class A Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

     8.   Compliance with Securities Act.
          -------------------------------

          The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Class A Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Class A Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Class A Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

     9.   Notice of Exercise of Class A Warrants.
          ---------------------------------------

          Whenever any Class A Warrant shall be exercised, within 30 days after such exercise the Company shall notify the Holder (by first class mail, postage prepaid) at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

     10.  Miscellaneous.
          --------------

          (a)  No Rights as Shareholder.  The Holder of this Warrant shall not
               -------------------------
be entitled to vote or receive dividends or be deemed the Holder of Class A Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          (b)  Replacement.  On receipt of evidence reasonably satisfactory to
               ------------
the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (c)  Notice.  Any notice given to either party under this Warrant
               -------
shall be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

          (d)  Governing Law.  This Warrant shall be governed and construed
               --------------
under the laws of the State of California.


                  [Remainder of page intentionally left blank]

This Warrant is executed as of this ____ day of ___________, 1999.

                         AMERIGON INCORPORATED


                         By:___________________________________

                         Name:_________________________________

                         Title:_______________________________

     EXHIBIT 1
     ---------

                              NOTICE OF EXERCISE
                              ------------------



TO:  AMERIGON INCORPORATED

     1.   Check Box that Applies:

          : The undersigned hereby elects to purchase __________ shares of Class A Common Stock of AMERIGON INCORPORATED pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

          : The undersigned hereby elects to convert the attached warrant into ________ shares of Class A Common Stock of AMERIGON INCORPORATED pursuant to the terms of the attached Warrant.

          2. Please issue a certificate or certificates representing said shares of Class A Common Stock in the name of the undersigned or in such other name as is specified below:

               __________________________________
                                   (Name)
               __________________________________

               __________________________________
                                (Address)

          3. The undersigned represents that the aforesaid shares of Class A Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                        __________________________
                                        Signature

                   CONTINGENT COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                             AMERIGON INCORPORATED

WARRANT TO PURCHASE COMMON STOCK

          This certifies that, for value received, __________________ (the "Holder") is entitled to subscribe for and purchase up to 4428 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Class A Common Stock of Amerigon Incorporated, a California corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

          As used herein, the term "Class A Common Stock" shall mean the Company's presently authorized Class A Common Stock, no par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

     1.   Term of Warrant; Contingent Exercise.
          -------------------------------------

          (a)  Term.  Subject to Section 1(b) hereof, the purchase right
               ----
represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on [Closing Date] and ending ninety days after the later of the two "Warrant Expiration Dates" as defined in the Warrant to Purchase Class A Common Stock dated December 29, 1995 from the Company to Sutro & Co. and the Warrant to Purchase Class A Common Stock dated December 29, 1995 from the Company to Lido Consulting, Inc. (the "1995 Private Placement Warrants").

          (b)  Contingent Exercise.  The number of shares that may be purchased
               -------------------
pursuant to the exercise of this Warrant is limited to a number of shares equal to 36.9% multiplied by the number of shares purchased pursuant to the exercise of the 1995 Private Placement Warrants after the date hereof. To the extent that this would result in the right to purchase a fractional number of shares, the number of shares permitted to be purchased will be rounded down to the lowest whole share; provided, however, that the number of shares with respect to
                    --------
which this Warrant shall not then have been exercised will appropriately reflect such adjustment.

     2.   Warrant Price.
          --------------

          The Warrant Price is $51.25 per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

     3.   Method of Exercise or Conversion; Payment; Issuance of New Warrant.
          -------------------------------------------------------------------

          (a)  Exercise.  Subject to Section 1 hereof, the  purchase right
               --------
represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by
          ---------
the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as
of the close of   business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 business days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 business day period.

          (b)  Conversion.  Subject to Section 1 hereof, the Holder may convert
               ----------
this Warrant (the "Conversion Right"), in whole or in part, into the number of shares (less the number of shares which have been previously exercised or as to which the Conversion Right has been previously exercised) calculated pursuant to the following formula by surrendering this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the
                        ---------
Company specifying the number of shares the rights to purchase which the Holder desires to convert:

                                   Y (A - B)
                                   ---------
                               X = A

     where:    X =  the number of shares of Class A Common Stock to be
                    issued to the Holder;

               Y = the number of shares of Class A Common Stock subject to this Warrant for which the Conversion Right is being exercised;

               A = the Market Price of the Common Stock (as defined below) as of the trading day immediately preceding the date of exercise of this Warrant; and

               B =  the Warrant Price

          For purposes hereof, the "Market Price of the Common Stock" shall be the closing price per share of the Class A Common Stock of the Company on the principal national securities exchange on which the Class A Common Stock of the Company is then listed or admitted to trading or, if not then listed or traded on any such exchange, on the NASDAQ National Market System, or if then not listed or traded on such system, the closing bid price per share on NASDAQ or other over-the-counter trading market. If at any time such quotations are not available, the market price of a share of Class A Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Class A Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the market price of a share of Class A Common Stock shall be deemed to be the value received by the holders of the Company's Class A Common Stock for each share of Class A Common Stock pursuant to the Company's acquisition.

          The Company agrees that the shares so converted shall be deemed issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. In the event of any conversion of this Warrant, certificates for the shares of stock so converted shall be delivered to the holder hereof within 15 business days thereafter and, unless this Warrant has been fully converted or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been converted, shall also be issued to the holder hereof within such 15-day period.

     4.   Stock Fully Paid; Reservation of Shares.
          ----------------------------------------

          All Class A Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Class A Common Stock to provide for the exercise of the rights represented by this Warrant.

     5.   Adjustment of Purchase Price and Number of Shares.
          --------------------------------------------------

          The exercise price and number of shares purchasable on exercise of this Warrant shall adjust identically with any adjustments made pursuant to the 1995 Private Placement Warrants and the provisions of Section 7 of the 1995 Private Placement Warrants or other adjustment provisions set forth in the 1995 Private Placement Warrants and the definitions of the different terms therein are hereby incorporated by reference.

     6.   Notice of Adjustments.
          ----------------------

          Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in
Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

     7.   Fractional Shares.
          ------------------

          No fractional shares of Class A Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

     8.   Compliance with Securities Act.
          -------------------------------

          The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Class A Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Class A Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Class A Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

     9.   Notice of Exercise of Class A Warrants.
          ---------------------------------------

          Whenever any 1995 Private Placement Warrants shall be exercised, within 30 days after such exercise the Company shall notify the Holder (by first class mail, postage prepaid) at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

     10.  Miscellaneous.
          --------------

          (a)  No Rights as Shareholder. The Holder of this Warrant shall not be
               ------------------------
entitled to vote or receive dividends or be deemed the Holder of Class A Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          (b)  Replacement.  On receipt of evidence reasonably satisfactory to
               ------------
the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (c)  Notice. Any notice given to either party under this Warrant shall
               ------
be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

          (d)  Governing Law. This Warrant shall be governed and construed under
               -------------
the laws of the State of California.


                 [Remainder of page intentionally left blank]

This Warrant is executed as of this ____ day of ___________, 1999.

                         AMERIGON INCORPORATED


                         By:___________________________________

                         Name:_________________________________

                         Title:_______________________________

     EXHIBIT 1
     ---------

                              NOTICE OF EXERCISE
                              ------------------


TO:  AMERIGON INCORPORATED

     1.   Check Box that Applies:

          : The undersigned hereby elects to purchase __________ shares of Class A Common Stock of AMERIGON INCORPORATED pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

          : The undersigned hereby elects to convert the attached warrant into ________ shares of Class A Common Stock of AMERIGON INCORPORATED pursuant to the terms of the attached Warrant.

          2. Please issue a certificate or certificates representing said shares of Class A Common Stock in the name of the undersigned or in such other name as is specified below:

               __________________________________
                              (Name)
               __________________________________

               __________________________________
                     (Address)

          3. The undersigned represents that the aforesaid shares of Class A Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                   __________________________
                                   Signature

                   CONTINGENT COMMON STOCK PURCHASE WARRANT

THIS SECURITY AND ANY SHARES ISSUED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE APPLICABLE SECURITY HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                             AMERIGON INCORPORATED

WARRANT TO PURCHASE COMMON STOCK

          This certifies that, for value received, __________________ (the "Holder") is entitled to subscribe for and purchase up to 7380 shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Class A Common Stock of Amerigon Incorporated, a California corporation (the "Company"), at the price specified in Section 2 hereof, as such price may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

          As used herein, the term "Class A Common Stock" shall mean the Company's presently authorized Class A Common Stock, no par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

     1.   Term of Warrant; Contingent Exercise.
          -------------------------------------

          (a)  Term.  Subject to Section 1(b) hereof, the purchase right
               ----
represented by this Warrant is exercisable, in whole or in part, at any time during a period beginning on [Closing Date] and ending ninety days after the latest of the end of the terms of the warrants as respectively set forth in
Section 1(a) of the Common Stock Purchase Warrant dated [Issue Date] from the Company to Spencer Trask Securities Incorporated (the "Trask Warrant").

          (b)  Contingent Exercise.  The number of shares that may be purchased
               -------------------
pursuant to the exercise of this Warrant is limited to a number of shares equal to 36.9% multiplied by the number of shares purchased pursuant to the exercise of the Trask Warrant after the date hereof. To the extent that this would result in the right to purchase a fractional number of shares, the number of shares permitted to be purchased will be rounded down to the lowest whole share; provided, however, that the number of shares with respect to which this Warrant
--------
shall not then have been exercised will appropriately reflect such adjustment.

     2.   Warrant Price.
          --------------

          The Warrant Price is $[Trask Warrant issue price], subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

     3.   Method of Exercise or Conversion; Payment; Issuance of New Warrant.
          ------------------------------------------------------------------

          (a)  Exercise.  Subject to Section 1 hereof, the  purchase right
               --------
represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by
          ---------
the payment to the Company, by cashier's check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as
of the close of   business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within 15 business days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such 15 business day period.

          (b)  Conversion.  Subject to Section 1 hereof, the Holder may convert
               ----------
this Warrant (the "Conversion Right"), in whole or in part, into the number of shares (less the number of shares which have been previously exercised or as to which the Conversion Right has been previously exercised) calculated pursuant to the following formula by surrendering this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the
                        ---------
Company specifying the number of shares the rights to purchase which the Holder desires to convert:

                                   Y (A - B)
                                   ---------
                             X =   A

     where:    X =  the number of shares of Class A Common Stock to be
                    issued to the Holder;

               Y = the number of shares of Class A Common Stock subject to this Warrant for which the Conversion Right is being exercised;

               A = the Market Price of the Common Stock (as defined below) as of the trading day immediately preceding the date of exercise of this Warrant; and

               B =  the Warrant Price

          For purposes hereof, the "Market Price of the Common Stock" shall be the closing price per share of the Class A Common Stock of the Company on the principal national securities exchange on which the Class A Common Stock of the Company is then listed or admitted to trading or, if not then listed or traded on any such exchange, on the NASDAQ National Market System, or if then not listed or traded on such system, the closing bid price per share on NASDAQ or other over-the-counter trading market. If at any time such quotations are not available, the market price of a share of Class A Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Class A Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the market price of a share of Class A Common Stock shall be deemed to be the value received by the holders of the Company's Class A Common Stock for each share of Class A Common Stock pursuant to the Company's acquisition.

          The Company agrees that the shares so converted shall be deemed issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. In the event of any conversion of this Warrant, certificates for the shares of stock so converted shall be delivered to the holder hereof within 15 business days thereafter and, unless this Warrant has been fully converted or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been converted, shall also be issued to the holder hereof within such 15-day period.

     4.   Stock Fully Paid; Reservation of Shares.
          ----------------------------------------

          All Class A Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all United States taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Class A Common Stock to provide for the exercise of the rights represented by this Warrant.

     5.   Adjustment of Purchase Price and Number of Shares.
          --------------------------------------------------

          The exercise price and number of shares purchasable on exercise of this Warrant shall adjust identically with any adjustments made pursuant to the Trask Warrant and the provisions of Section 5 of the Trask Warrant and the definitions of the different terms therein are hereby incorporated by reference.

     6.   Notice of Adjustments.
          ----------------------

          Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

     7.   Fractional Shares.
          ------------------

          No fractional shares of Class A Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

     8.   Compliance with Securities Act.
          -------------------------------

          The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Class A Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Class A Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Class A Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

     9.   Notice of Exercise of Class A Warrants.
          ---------------------------------------

          Whenever any Trask Warrant shall be exercised, within 30 days after such exercise the Company shall notify the Holder (by first class mail, postage prepaid) at the address specified in Section 10(c) hereof, or at such other address as may be provided to the Company in writing by the Holder of this Warrant.

     10.  Miscellaneous.
          --------------

          (a)  No Rights as Shareholder. The Holder of this Warrant shall not be
               ------------------------
entitled to vote or receive dividends or be deemed the Holder of Class A Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          (b)  Replacement.  On receipt of evidence reasonably satisfactory to
               ------------
the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (c)  Notice. Any notice given to either party under this Warrant shall
               ------
be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

          (d)  Governing Law. This Warrant shall be governed and construed under
               -------------
the laws of the State of California.


                 [Remainder of page intentionally left blank]

This Warrant is executed as of this ____ day of ___________, 1999.

                              AMERIGON INCORPORATED


                              By:___________________________________

                              Name:_________________________________

                              Title:_______________________________

     EXHIBIT 1
     ---------

                              NOTICE OF EXERCISE
                              ------------------



TO:  AMERIGON INCORPORATED

     1.   Check Box that Applies:

          :The undersigned hereby elects to purchase __________ shares of Class A Common Stock of AMERIGON INCORPORATED pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

          :The undersigned hereby elects to convert the attached warrant into ________ shares of Class A Common Stock of AMERIGON INCORPORATED pursuant to the terms of the attached Warrant.

          2. Please issue a certificate or certificates representing said shares of Class A Common Stock in the name of the undersigned or in such other name as is specified below:

               __________________________________
                             (Name)
               __________________________________

               __________________________________
                      (Address)

          3. The undersigned represents that the aforesaid shares of Class A Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                        __________________________
                                        Signature